Exhibit 99.1
Form 4 Joint Filer Information
Name:                                        PCG Corporate Partners Investments LLC
Relationship to Issuer:                        Controlling entity of CalPERS/PCG Corporate Partners, LLC
Address:                                1200 Prospect Street
                                        La Jolla, CA 92037
Designated Filer:                        CalPERS/PCG Corporate Partners, LLC
Issuer & Ticker Symbol:                        Primus Guaranty, Ltd. (PRS)
Date of Event Requiring Statement:        October 5, 2004
                                        By:  Pacific Corporate Group Holdings, LLC,
                                        its Managing Member
                                        Signature:        /s/ Philip Posner
                                        Date:                October 6, 2004
                                        By:                Philip Posner
                                        Title:                Managing Director/CFO
Name:                                        Pacific Corporate Group Holdings, LLC
Relationship to Issuer:                        Controlling entity of CalPERS/PCG Corporate Partners, LLC
Address:                                1200 Prospect Street
                                        La Jolla, CA 92037
Designated Filer:                        CalPERS/PCG Corporate Partners, LLC
Issuer & Ticker Symbol:                        Primus Guaranty, Ltd. (PRS)
Date of Event Requiring Statement:        October 5, 2004
                                        Signature:        /s/Philip Posner
                                        Date:                October 6, 2004
                                        By:                Philip Posner
                                        Title:                Managing Director/CFO
 The reporting person directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed for purposes of Section 16 of the Securities Exchange Act of 1934, as
 amended, to be the indirect beneficial owner of the Series A Convertible Voting Preferred Shares owned by
 CalPERS/PCG Corporate Partners, LLC and, therefore, a "ten percent holder" hereunder. The reporting person disclaims beneficial ownership of the securities reported herein, except to the extent of its pecuniary interest therein, and this report shall not be deemed an admission that the reporting person is the beneficial owner of such securities for purposes of Section 16 or for any other purposes.